PROMISSORY NOTE


$50,000                                                 Dated:  October 25, 1999

Principal Amount                                               State of New York


FOR VALUE RECEIVED, the undersigned hereby promise to pay to the order of Peter
B. Hirshfield, Trustee, Olive Cox-Sleeper Trust dated 10/3/58 f/b/o Bert L. Atwater the sum of Fifty Thousand Dollars ($50,000), together with interest thereon at the rate of 10% per annum on the unpaid balance. Said sum shall be paid in the manner following:

                          DUE IN FULL DECEMBER 24, 1999

At the state maturity, this note shall bear interest at the rate of 14% per annum on the unpaid balance. All payments shall be first applied to interest and the balance to principal. This note may be prepaid, at any time, in whole or in part, without penalty.

The maker of this note has entered into a security agreement of even date to secure the repayment of principal and interest due under this note. Upon default in the payment of any principal and/or interest due hereunder, the holder of this note shall be entitled to exercise any and all rights under said security agreement to satisfy maker's obligation to holder.

All payments hereunder shall be made to such address as may from time to time be designated by any holder hereof.

The undersigned corporation agrees to remain fully bound hereunder until this note shall be fully paid and waives demand, presentment and protest, and all notices thereto, and further agrees to remain bound, notwithstanding any extension, renewal, modification, waiver, or other indulgence by any holder. No modification or indulgence by any holder hereof shall be binding unless in writing; and any indulgence on any one occasion shall not be an indulgence for any other or future occasion. Any modification or change of terms, hereunder granted by any holder hereof, shall be valid and binding upon the undersigned corporation, notwithstanding the acknowledgement of any of the undersigned. This note shall take effect as a sealed instrument and shall be construed, governed, and enforced in accordance with the laws of the State first appearing at the head of this note.

Signed in the presence of:


/s/                                              TECH LABORATORIES, INC.
-----------------------------------              ------------------------------
Witness                                          Borrower


/s/                                              By: /s/ Bernard M. Ciongoli
-----------------------------------                  --------------------------
Witness                                          Bernard M. Ciongoli, President
                                                 FOR TECH LABORATORIES, INC.

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT ("Agreement") is made this 25th day of October, 1999, between TECH LABORATORIES, INC. ("Borrower"), having an address at 955 Belmont Avenue, North Haledon, New Jersey 07508, and Peter B. Hirshfield, Trustee, Olive Cox-Sleeper Trust dated 10/3/58 f/b/o Bert L. Atwater ("Secured Party"), having an address at c/o Kirkpatrick & Lockhart, 1251 Avenue of the Americas, New York, New York 10020.

                              W I T N E S S E T H:
                               -------------------

     WHEREAS, in consideration for a certain loan made by Secured Party to Borrower, Borrower desires to grant to Secured Party and Secured Party wishes to take a security interest in, all of Borrower's right, title, and interest in and to all of Borrower's now existing and hereafter arising accounts receivable ("Accounts") and/or general intangibles for monies due or to become due and other rights to payment ("General Intangibles") arising from or in connection with any purchase orders set forth on Schedule A for the sale of goods, including, without limitation, the purchase orders listed on Schedule A attached hereto ("Order(s)"), together with all rights and privileges incident thereto, including, without limitation, the proceeds thereof;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency whereof is hereby acknowledged, the parties hereto have agreed as follows:

     1. Borrower hereby grants all of Borrower's right, title, and interest in and to any and all Accounts and/or General Intangibles arising from or in connection with the Order(s), and all monies and claims for monies due or to become due to Borrower in connection therewith and the proceeds of any of the foregoing up to the amount of a certain loan in the principal amount of Fifty Thousand ($50,000) Dollars together with all accrued interest (the "Loan").

     2. Attached hereto is (a) a true and complete copy of the existing Order(s) listed on Schedule A, together with any amendments thereto; and (b) a true and complete copy of a specimen invoice ("Invoice") to be used in connection with billing for services rendered and goods sold pursuant to the Order(s). True and complete copies of any hereafter arising Order(s) ("Future Order(s)") and Invoices relating thereto shall be provided to Secured Party immediately following receipt or delivery of same and Schedule A to this Agreement shall be deemed to be amended to include such Future Order(s) which shall be subject to the terms of this Agreement without any further action.

     3. Borrower agrees that it will at all times hereafter at the request of Secured Party, make, do, and execute all such further acts, agreements, assurances, and other documents and instruments as shall be reasonably required to enable Secured Party to collect all sums due or to become due under or in connection with the Order(s), according to the intent and purpose of this Agreement.

     4. If Borrower receives any payment with respect to any Order, the same shall be held by Borrower in trust for Secured Party to the extent the Loan remains unpaid.

     5. Borrower represents and warrants to Secured Party that: (a) Borrower is the owner of the right, title, and interest in and to the Accounts and the General Intangibles arising from or in connection with the Order(s) and will be the owner of the right, title, and interest in any future Accounts and General Intangibles arising from Future Order(s), and is assigning same to Secured Party free and clear of all security interests, liens, and other encumbrances; (b) Borrower has the authority to sell, assign, or transfer the Accounts and the General Intangibles arising from or in connection with the Order(s); (c) Borrower has no tradenames or tradestyles other than Tech Laboratories, Inc. or Tech Labs; (d) the Accounts and General Intangibles arising from or in connection with the Order(s) and evidenced by each Invoice rendered are, and Accounts and General Intangibles arising from or in connection with Future Order(s) will be, genuine and enforceable in accordance with their terms and represent an undisputed and bona fide indebtedness owing to Borrower by the account debtor obligated thereon; (e) there are and will be no defenses, setoffs, or counterclaims with respect to any Accounts or General Intangibles arising from or in connection with the Order(s); (f) no payment has been received by Borrower on any Accounts or General Intangibles arising from or in connection with the Order(s), and no such Account or General Intangible is subject to any credit or extension or agreements therefor; (g) all representations made by Borrower, and all documents and schedules given by Borrower to Secured Party, relating to any Future Order(s), Accounts, and General Intangibles arising from or in connection with the Order(s) shall be true and correct; (h) Borrower's offices and all of Borrower's books and records are located only at the address of Borrower set forth at the beginning of this Agreement; and (i) Borrower has no secured creditors except for one secured loan which, as of June 30, 1999, had an outstanding principal balance of $11,500 with accrued interest of approximately $4,604; provided, however, Secured Party acknowledges and agrees that Borrower shall have the right to grant further security interests with respect to the Order(s), and Future Order(s) and in and to the Accounts and General Intangibles arising therefrom to secure loans up to an aggregate additional principal amount of Two Hundred Thousand ($200,000) Dollars plus interest.

     6. The validity, interpretation, and enforcement of this Agreement shall be governed by the laws of New York State, without regard to principles of conflicts of law. The terms of this Agreement may not be amended, except by a written agreement signed by the Borrower and the Secured Party. This Agreement shall bind and benefit the parties and their respective successors and assigns. The terms Borrower and Secured Party shall include the successors and assigns of those parties, including, without limitation, a receiver, trustee, custodian, or debtor in possession. There are no third party beneficiaries to this Agreement.

     7. All notices to or upon the respective parties hereto to be effective shall be in writing, and shall be deemed to have been given or made (a) when delivered by hand, (b) three (3) business days after being delivered to a courier for overnight delivery or (c) five (5) business days after being deposited in the first class United States mail, certified, return receipt requested, addressed as follows:

To the Secured Party:   Peter B. Hirshfield, Trustee, Olive Cox-Sleeper Trust
                        dated 10/3/58 f/b/o Bert L. Atwater
                        c/o  Kirkpatrick & Lockhart
                        1251 Avenue of the Americas
                        New York, New York 10020.

With a copy to:         Peter B. Hirshfield, Esq.
                        Kirkpatrick & Lockhart
                        1251 Avenue of the Americas
                        New York, New York 10020.

To the Borrower:        Tech Laboratories, Inc.
                        955 Belmont Avenue
                        North Haledon, New Jersey 07508

With a copy to:         Stursberg & Veith
                        405 Lexington Avenue
                        Suite 4949
                        New York, New York  10174-4902
                        Attn:  Walter Stursberg, Esq.

A party may change the address to which notices are to be sent for such party by giving notice of such change to all other parties in accordance with the above provisions.

     8. This Agreement may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed as of the 25th day of October, 1999.

                                 TECH LABORATORIES, INC.


                                 By: /s/ Bernard Ciongoli
                                     -------------------------------------------
                                                  President              (title)



                                 PETER B. HIRSHFIELD, TRUSTEE, OLIVE COX-
                                 SLEEPER TRUST DATED 10/3/58 F/B/O BERT L.
                                 ATWATER


                                 By: /s/ B. Peter Hirshfield
                                     -------------------------------------------
                                                                Trustee  (title)

                                  Schedule "A"

                                       to

                               Security Agreement

                                 Purchase Orders


1. Purchase Order No. P-99-0712 dated 9/30/99 from Synergy Networks, Inc., 8474 Tyco Road, Vienna, Virginia 22182; Tech Laboratories, Inc., 955 Belmont Avenue, North Haledon, New Jersey 07508 (copy attached).

2. Blanket Order M695 TASS (Requisition Number 002718) PO date 9/28/99 from EER Systems Inc., 10289 Aerospace Road, Seabrook, Maryland 20706 (copy attached).

                                                                                                                          Schedule A
====================================================================================================================================
EER SYSTEMS INC.              EER                                                                     BKKT REL.  CHANGE        PAGE
10289 Aerospace Road        SYSTEMS                                                         ----------------------------------------
Seabrook, Maryland 20708                                                                    M696 TASS                         1 of 3
(301) 577-8900                                                                              ========================================
FAX (301) 577-7483
                                                                                            S    EER Systems Inc
                                                                                            H    10289 Aerospace Road
                                                                                            I    Seabrook, MD 20706
                                                                                            P
BLANKET ORDER
                                                                                            T
                                                                                            O    Natasa Janaldreman

     TEC955                                                                                      SAME AS "SHIP TO" ABOVE

V    Tech Laboratories, Inc.                                                                B
E    Tech Logistics Division                                                                I
N    955 Belmont Avenue                                                                     L
D    North Haledon, NJ 07508                                                                L
O
R    Bernard Ciongoli                                                                       T
     Phone: 973 427 5333  Fax: 973 427 5455                                                 O
====================================================================================================================================
REQUISITION NUMBER            CHARGE/ACCOUNT                                                 PO DATE        DATE REQUIRED
0002718                       TASS/INV                                                       09/28/1999     09/29/2000
====================================================================================================================================
CONTRACT NUMBER                                                                             JOB NUMBER     PROJECT NUMBER

====================================================================================================================================
SHIP VIA                      FOB/FREIGHT TERMS                                  TERMS OF SALE
Truck                          Shipping Point/Prepay & Add                          Net 30 Days
====================================================================================================================================
Item       Quantity          U/M                       Description                         Unit Price                 Extended Price
====================================================================================================================================

                                             Product shall meet specifications of
                                             SCD 1-760-TASS-1204-1.
                                             -    Change TASS part number to "-1"
                                             -    Delete Alignment Telescope, Flash
                                                  Light and Flash Light Batteries
                                                  from configuration (they are now
                                                  part of "-2" Optional Alignment
                                                  Kit)
                                             -    Correct Sensor Part Numbers
                                             -    Adjust total number of items
                                                  ordered to reflect 8 systems ordered
                                                  under separate PO
                                             -    Changes apply only to remaining
                                                  items on this order.

1              43           SET              IDS2                                               2,800.00                  120,400.00
                                             2 Beam Unit AIR sensor (A,B)
                                             Consisting of:
                                             P/N: ISD2RX 2 Beam A/R Sensor Receiver (RX)
                                             P/N: ISD2TX 2 Beam AIR Sensor Transmitter (TX)
                                                       Date Required: 09/29/2000

2              43           SET              IDS4                                               3,700.00                  158,100.00
                                             4 Beam Unit AIR sensor (C,D)
                                             Consisting of:
                                             P/N: ISD4RX 4 Beam A/R Sensor Receiver (RX)
                                             P/N: ISD4TX 4 Beam AIR Sensor Transmitter (TX)
                                                       Date Required: 09/29/2000

3              43           SET              D0980002-2                                           905.00                   38,940.00
                                             Part of
                                             Kit, Multisensor table and Alignment tools
====================================================================================================================================
--------------------------------------------------------------------------------
This order is subject to the Terms and Conditions of Purchase, a copy
which can be provided upon request. Commencement of any work pursuant to this                                             322,362.40
order shall be deemed to be acceptance of the Terms and Conditions of                                                   ============
Purchase.
--------------------------------------------------------------------------------

                                                                                          By:  /s/ [ILLEGIBLE]
                                                                                               -------------------------------------
                                                                                               Authorized Signature

1. Supplier Copy

Synergy Networks, Inc.                  Purchase Order No. P-99-0712
8474 Tyco Road
Vienna, VA 22182
(703) 893-3300  fax (703) 893-3536

=============================================== PURCHASE ORDER =================

Vendor                                     Ship To
Name      Tech Labs                        Name      Dorsey Road Warehouse
Address   955 Belmont Avenue               Address   1472 Dorsey Road Doors 1-3
City      North Haledon  St NJ ZIP 07502   City      Hanover     St MD ZIP 21076
Phone                                      Phone

--------------------------------------------------------------------------------
Qty       Units               Description              Unit Price          TOTAL
--------------------------------------------------------------------------------
3360      each      STP-C5E-PL-10                          $16.31     $54,801.60
                    10 FT STP CAT5E PATCH CABLE-PLENUM

5040      each      STP-C5E-PL-15                          $21.81    $109,922.40
                    15 FT STP CAT5E PATCH CABLE-PLENUM

1680      each      STP-C5E-PL-20                          $27.38     $45,998.40
                    20 FT STP CAT5E PATCH CABLE-PLENUM

  10      each      STP-C5E-PL-1K                       $1,025.00     $10,250.00
                    1000 FT STP CAT5E PLENUM-SPOOL

 600      each      SH-CON-C5E                              $1.09        $654.00
                    CAT5E SHIELDED CONNECTORS
--------------------------------------------------------------------------------

                                                  Sub Total          $221,626.40
     Payment Details                    Shipping & Handling
     X    Check
     |_|  Cash                          Taxes State
     |_|  Account No.
     |_|  Credit Card                                  TOTAL         $221,626.40
                                                                     -----------
     Name ____________________
     CC # ____________________
           Exp Date __________


     Shipping Date


================================================================================

Approval

/s/ [ILLEGIBLE]                              Date           9/30/99
          controller                         Order No
                                             Sales Rep  Kieran McKenna
                                             Ship Via   Drop Ground

Notes/Remarks

                                                                         INVOICE

                                         INVOICE NO.
                                        CUSTOMER NO.


        TECH LABORATORIES, INC.
             955 BELMONT AVE.
        NORTH HALEDON, NJ 07508
TEL.: 973-427-5333  FAX: 973-427-5455



BILL TO:                                     SHIP TO:

--------------------------------------------------------------------------------
DATE                 SHIP VIA                      F.O.B.              TERMS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PURCHASE ORDER NUMBER    ORDER DATE         SALESPERSON         OUR ORDER NUMBER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          QUANTITY
-----------------------------                                     UNIT
REQUIRED   SHIPPED        B.O     ITEM NUMBER      DESCRIPTION    PRICE   AMOUNT
--------------------------------------------------------------------------------





























--------------------------------------------------------------------------------












--------------------------------------------------------------------------------
                                   Thank You

                     STANDARD FORM UNIFORM COMMERCIAL CODE
    STATEMENTS OF CONTINUATION PARTIAL RELEASE, ASSIGNMENT, ETC. FORM UCC-3

INSTRUCTIONS.

1.   PLEASE TYPE this form. Fold only along perforation for mailing.

2. Remove Secured Party and Debtor copies and send other 2 copies with interleaved carbon paper to the Filing Officer.

3. Enclose Filing Fee(s), and fill in original Financing Statement and date filed.

4. If the space provided for any item(s) on the foprm is inadequate the item(s) should be continued on additional sheets, preferably 5" x 8" or 8" x 10". Only one copy of such additional sheets need be presented to the filing officer with a set of three- copies of Form URC-3. Long schedules of collated, etc. may be on any size paper that is convenient for the secured party. Indicate the number of additional sheets attached.

5. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets, preferably 5' x 8' or 8' x 10'.

6. At the time of filing, filing officer will return third copy as an acknowledgement.

This STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code

--------------------------------------------------------------------------------

1. Debtor(s)(Last Name First) and address(es)          2. Secured Party(ies) and address(es)        3. Maturity date (if any):
                                                                                                    For Filing Officer (Date, Time
                                                                                                    and Filing Office)

Tech Laboratories, Inc.                                Peter B. Hirshfield, Trustee, Olive
955 Bemont Avenue                                      Cox-Sleeper Trust dated 10/3/58f/b/o
North Haledon, NJ 07508                                Bert L. Atwater
                                                       c/o Kirkpatrick & Lockhart
                                                       1251 Avenue of the Americas
                                                       New York, NY 10020

--------------------------------------------------------------------------------

4.   This statement referes to original  Financing Statement bearing File No. __

     Filed with Secretary ofd State    Date Filed ______________________ 19__

--------------------------------------------------------------------------------

5.   |_| Continuation

     The original financing statement between the foregoing Debtor and Secured Party, bearing file number shown above, is still effective.

6.   |_| Termination

     Secured party no longer claims a security interest under the financing statement bearing file number shown above.

7.   |_| Assignment

     The secured party's right under the financing statement bearing file numbers shown above to the property described in Item 10 have been assigned to the asignee whose name and address appears in Item 10.

8.   |_|  Amendment

     Financing Statement bearing file number shown above is amended as set forth in Item 10.

9.   |X|  Release

     Secured Party releases the collateral described in Item 10 from the financing statement bears no file number shown above.

--------------------------------------------------------------------------------

10.  See exhibit A annexed hereto and made a part hereof

                               Exhibit A to UCC-3

Collateral Description:

All of Debtor's now existing and hereinafter arising accounts receivable and/or general intangibles for money due or to become due and other rights to payment arising from or in connection with any purchase orders set forth below, together with all rights and privileges incident thereto, including, without limitation, the proceeds thereof.

                                Purchase Orders

1. Purchase Order NO. P-99-0712 dated 9/30/99 from Synergy Networks, Inc., 8474 Tyco Road, Vienna, Virginia 22182; Tech Laboratories, Inc., 955 Belmont Avenue, North Haledon, New Jersey 07508.

2. Blanket Order M695 TASS (Requisition Number 002718) PO date 9/28/99 from EER Systems Inc., 10289 Aerospace Road, Seabrook, Maryland 20706.

          UNIFORM COMMERCIAL CODE -- FINANCING STATEMENT -- FORM UCC-1

INSTRUCTIONS.

1. PLEASE TYPE all the information required on this form: Leave "File No." and "Date & Hour" blank.

2. Remove Secured Party and Debtor copies and send other 2 copies with interleaved carbon paper to the Filing Officer. ENCLOSE FILING FEE of $25.00. Check or money order for fee should be made payable to "N.J. Secretary of State."

3. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets 8 1/2" x 11". Only one copy of such additional sheets need be presented to the Filing Officer with a set of 2 copies of the Financial Statement. Long schedules of collateral, indentures, etc. should be submitted on sheets which are 8 1/2" x 11".

4. If collateral is crops or goods which are or are to become fixtures, describe the real estate and give name and address of record owner.

5. At the time of filing, Filing Officer will return second copy as an acknowledgement. At a later time, secured party may date and sign Termination Legend and use second copy as a Termination Statement.


This FINANCING STATEMENT is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code

--------------------------------------------------------------------------------
FOR OFFICE USE ONLY      Debtor(s)(Last Name,                 Maturity date
                         First) Complete Address                (if any):

                         Tech Laboratories, Inc.
                         955 Bemont Avenue                  FOR OFFICE USE ONLY
                         North Haledon, NJ 07508

--------------------------------------------------------------------------------

                         Secured Party(ies) and
                         Complete Address

                         Peter B. Hirshfield, Trustee
                         Olive Cox-Sleeper Trust dated 10/3/58
                         f/b/o Bert L. Atwater
                         c/o Kirkpatrick & Lockhart
                         1251 Avenue of the Americas
                          New York, NY 10020
--------------------------------------------------------------------------------

                         Assignee(s) of Secured Party
                         and Complete Address


--------------------------------------------------------------------------------
The financing statement covers the following types (or items) of property:

       See exhibit A annexed hereto and made a part hereof





--------------------------------------------------------------------------------
When collateral is crops or fixtures complete this portion of form.

a.   Description of real estate (Sufficient to identify the property).


b.   Name and complete address of record owner.


--------------------------------------------------------------------------------

a.   (x)  Proceeds of Collateral are also covered.

b.   ( )  Products of Collateral are also covered.

No. of additonal sheets presented. ( )

--------------------------------------------------------------------------------

(  ) Filed with Register of Deeds and
     Mortgages of      County.                           (X) Secretary of State
(  ) Filed with County Clerk of                   County,

--------------------------------------------------------------------------------
        Signature(s) of Debtor(s)            Signature(s) of Secured Party(ies)
                                                        or Assignee(s)

/s/ Bernard M. Ciongoli                      /s/  Peter B. Hirshfield
----------------------------------------     -----------------------------------
Bernard M. Ciongoli                          Peter B. Hirshfield, Trustee



--------------------------------------------------------------------------------
FILING OFFICER COPY -- This form of statement is spproved by the Secretary of State of New Jersey.

STANDARD FORM -- UNIFORM COMMERCIAL CODE -- FORM  UCC-1. (Rev. 9/81)

                               Exhibit A to UCC-1


Collateral Description:


All of Debtor's now existing and hereinafter arising accounts receivable and/or general intangibles for money due or to become due and other rights to payment arising from or in connection with any purchase orders set forth below, together with all rights and privileges incident thereto, including, without limitation, the proceeds thereof.

                                Purchase Orders


1. Purchase Order NO. P-99-0712 dated 9/30/99 from Synergy Networks, Inc., 8474 Tyco Road, Vienna, Virginia 22182; Tech Laboratories, Inc., 955 Belmont Avenue, North Haledon, New Jersey 07508.

2. Blanket Order M695 TASS (Requisition Number 002718) PO date 9/28/99 from EER Systems Inc., 10289 Aerospace Road, Seabrook, Maryland 20706.